UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2003

    COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Ligonier Street, Latrobe, PA	15650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 539-3501

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

A press release announcing the creation of a state-chartered trust company subsidiary, Highview Trust Company.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

          Commercial National Financial Corporation

                                                    (Registrant)

Date: September 30, 2003

By:	/s/ Louis T. Steiner
President and Chief Executive
Officer

NEWS RELEASE

Contact:                   Wendy S. Schmucker

                  Vice President, Secretary and Treasurer

                  724-537-9923

FOR IMMEDIATE RELEASE

COMMERCIAL NATIONAL ANNOUNCES TRUST COMPANY SUBSIDIARY

LATROBE, PA, September 30, 2003Commercial National Financial Corporation (NASDAQ:CNAF), headquartered in Latrobe, Pennsylvania, has announced that the Pennsylvania Department of Banking has authorized the creation of a state-chartered trust company subsidiary to be known as Highview Trust Company. With this restructuring, the Company’s trust operations will be transferred from Commercial Bank of Pennsylvania to the newly formed trust company. Highview Trust Company will begin operations on October 1, 2003.

Following this restructuring, the Company will have three operating subsidiaries, Commercial Bank of Pennsylvania, Commercial National Insurance Services, Inc and Highview Trust Company.

Michael L. Matthews will serve as Executive Vice President and Chief Operating Officer of Highview Trust Company.  Mr. Matthews is a graduate of Saint Vincent College with a bachelor’s degree in Business and he also earned a Master’s Degree in Business Administration from Duquesne University. He joined Commercial Bank of Pennsylvania in 1995.

Louis T. Steiner, President and Chief Executive Officer noted,  “With the formation of Highview Trust Company, a more concentrated focus on the financial service industry will be provided. The organization will continue to meet the financial needs of its customers from a banking, insurance and trust perspective.”

In addition to Latrobe where it is headquartered, the company operates community banking facilities in Greensburg, Hempfield Township, Ligonier, Norwin, Unity Township and West Newton, Pa.  The company maintains a commercial business development sales force throughout its entire market area, an asset management and trust company headquartered in Greensburg as well as an insurance-services agency based in Ligonier. The company also serves its customer base from an Internet banking site www.cbthebank.com and an automated TouchTone Teller banking system.

Safe Harbor Statement

Forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “to,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements are based on information currently available to the company, and the company assumes no obligation to update these statements as circumstances change. Investors are cautioned that all forward-looking statements involve risk and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, and the company's ability to execute its business plans.  The actual results of future events could differ materially from those stated in any forward-looking statements herein.

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